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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into PhotoMedex, Inc.'s previously filed Form S-8 Registration Statement No. 333-30298.


                                                         /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
  April 2, 2001